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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                  AMENDMENT TO
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JUNE 4, 1997


                          THE LESLIE FAY COMPANY, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                        1-9196                       13-3197085
- ---------------              ---------------------            ----------------
(STATE OR OTHER              (COMMISSION FILE NO.)            (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)

           1412 BROADWAY
         NEW YORK,  NEW YORK                                         10018
- ----------------------------------------                           ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:              (212) 221-4000
                                                                 --------------


                            THE LESLIE FAY COMPANIES, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)



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


                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

                                   FORM 8-K/A

           In the Form 8-K dated June 4, 1997 filed by The Leslie Fay Company, Inc. (the "Company"), the Company indicated it would file its Pro Forma Financial Information by amendment. The following financial statement and pro forma financial information should be inserted as amendments to Item 7. Financial Statements, Pro Forma Financial Information and Exhibits and the following notes in Item 5. Other Events are included to assist the reader in understanding the adjustments made to the financial statements and pro forma financial information:

ITEM 5. OTHER EVENTS:

Fresh-Start Reporting
- ---------------------

           Pursuant to the guidelines provided by SOP 90-7, the Company adopted fresh-start reporting and reflected the consummation distributions under its Plan of Reorganization (the "Plan") in the balance sheet as of June 4, 1997 (the effective date of the consummation of the Plan for accounting purposes). Under fresh-start reporting, the Company's reorganization value of $25,000,000 was allocated to its net assets on the basis of the purchase method of accounting.

           The significant fresh-start reporting adjustments are summarized as follows:

           1. Cancellation of the old common stock pursuant to the Plan against the accumulated deficit.

           2. Allocation of the fair market value of the identifiable net assets in excess of the reorganization value (negative goodwill) in accordance with the purchase method of accounting. The negative goodwill amount remaining after reducing non- current assets to zero was recorded as a deferred credit, "Excess of revalued net assets over equity" and will be amortized over three (3) years.

           The resulting charge of $27,010,000 from all the fresh-start adjustments, including the write-off of all revalued noncurrent assets (but excluding the write-off of the old stock for $56,611,000), is presented as "Revaluation of assets and liabilities pursuant to the adoption of fresh-start reporting" in the consolidated statement of operations for the twenty-two and eight weeks ended June 4, 1997.

           The fresh-start reporting reorganization value of $25,000,000 was established as the midpoint of a range ($20,000,000 - $30,000,000) established by the Company's financial advisors. The calculation of the range was based on a five-year analysis of the Company's projected operations for the remaining operating divisions (fiscal years ended 1996 - 2001), which was prepared by management, and a discounted cash flow methodology was applied to those numbers.

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

           The five-year cash flow projections were based on estimates and assumptions about circumstances and events that have not yet taken place. Such estimates and assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond the control of the Company, including, but not limited to, those with respect to the future course of the Company's business activity.

           Under fresh-start reporting, the final consolidated balance sheet as of June 4, 1997, will become the opening consolidated balance sheet of the reorganized Company. Since fresh-start reporting has been reflected in the accompanying consolidated balance sheet as of June 4, 1997, the consolidated balance sheet as of that date is not comparable in material respects to any such balance sheet as of any prior date or for any prior period since the balance sheet as of June 4, 1997 is that of a reorganized entity.

Dispositions:
- -------------

           In connection with the consummation of the Plan, the Company sold or transferred all the assets and liabilities of its Sassco Fashions division on June 4, 1997 for an estimated exchange value of $240,000,000. This value was the estimated reorganization value of the Sassco Fashions Division which was calculated in a manner similar to the Company's reorganization value (see above). A complete valuation study is currently being performed to establish a book and tax basis of the new Sassco entity. The resulting gain of $99,810,000, net of taxes of $3,728,000, recorded from these transactions is reflected as a Gain from the sale of the Sassco Fashions division in the statement of operations. Any adjustments from the $240,000,000 valuation will be recorded in the appropriate subsequent period as a purchase price adjustment to the gain and will have a corresponding offset to the gain on the debt discharge.

           In addition, on May 26, 1997, the Company sold the assets and liabilities of its Castleberry Division for $600,000. The resulting loss of $1,337,000 on the sale was previously recorded as reorganization expense in fiscal 1996 and therefore, was applied against Accrued expenses and other current liabilities at the time of the sale. Assets and liabilities for the Castleberry division at May 26, 1997 were $2,218,000 and $(281,000), respectively.

           Unaudited pro forma consolidated statements for the twenty-two weeks ended June 4, 1997 and for the fiscal years ended December 28, 1996 and December 29, 1995 are presented below and include adjustments to give effect to the sales and the Plan (see above) as if they occurred as of the beginning of the periods presented. The pro forma balance sheet as of June 4, 1997 does not reflect the Castleberry transaction as it was sold on May 26, 1997 and is already reflected in the historical balance sheet.

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

           The unaudited pro forma financial statements have been prepared in accordance with guidelines established by the Securities and Exchange Commission. The historical balances were derived from the statement of operations for the twenty-two weeks ended June 4, 1997, and the fifty-two weeks ended December 28, 1996 and December 30, 1995. All significant intercompany transactions have been eliminated. The unaudited pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended December 28, 1996.

           The unaudited pro forma adjustments presented in the statements are as follows:

            1. The operating results of the Sassco Fashions division have been eliminated to give effect to the disposition as of the beginning of the period presented, including depreciation expense on its fixed assets, an allocated corporate charge based on workload by department related to the Sassco Fashions division and direct interest charges associated with financing fees on its factoring agreement and fees incurred on letters of credit issued on its behalf, and reverse the gain recorded on the sale and transfer of the division.

            2. The operating results of the Castleberry division have been eliminated to give effect to the disposition as of the beginning of the period presented, including depreciation expense on its fixed assets and an allocated corporate charge based on workload by department related to the Castleberry division.

            3. To record the estimated effect of the Plan as if it had been effective as of the beginning of the period presented. This included adjustments for the following items:

                        a) The  elimination of the historical  depreciation  and
                  amortization for the remaining divisions, including the amounts in cost of sales, on the beginning-of-period asset balances and the recording of the amortization credit from the "Excess of revalued net assets over equity value under fresh-start reporting" (assuming a three-year amortization period).

                        b) The elimination of historical  reorganization expense
                  that will not be incurred subsequent to the Consummation Date.

                        c) The elimination of the fresh-start revaluation charge
                  and the reversal of the gain on debt discharge pursuant to the Plan.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(b)        Pro Forma Financial Information:

           The effect of the disposition of Sassco Fashions division and the consummation of the Plan on the Company's consolidated balance sheet as of June 4, 1997 was as follows:

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                   (UNAUDITED)

                                                                                      ADJUSTMENTS TO RECORD PLAN
                                                              HISTORICAL              --------------------------  REORGANIZED
                                                                AS OF     DISPOSITION     DEBT         FRESH         AS OF
                     ASSETS                                 JUNE 4, 1997   OF SASSCO    DISCHARGE      START     JUNE 4, 1997
                                                              ---------    ---------    ---------    ---------    ---------
Current Assets:
  Cash and cash equivalents ...............................   $  52,043    $ (10,963)   $    --      $    --      $  41,080
  Accounts receivable net of allowances for possible losses      64,705      (48,295)        --           --         16,410
  Inventories .............................................      79,382      (60,267)        --           --         19,115
  Prepaid expenses and other current assets ...............       2,401       (1,217)        --           --          1,184
                                                              ---------    ---------    ---------    ---------    ---------
           Total Current Assets ...........................     198,531     (120,742)        --           --         77,789

Property, Plant and Equipment, at cost less
   accumulated depreciation and amortization ..............      19,394      (14,002)        --         (5,392)        --
Excess of Purchase Price over Net Assets Acquired .........      23,326      (16,066)        --         (7,260)        --
Deferred Charges and Other Assets .........................       2,646       (1,753)        (243)        (650)        --
                                                              ---------    ---------    ---------    ---------    ---------

           Total Assets ...................................   $ 243,897    $(152,563)   $    (243)   $ (13,302)   $  77,789
                                                              =========    =========    =========    =========    =========

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current Liabilities:
   Accounts payable .......................................   $  19,354    $  (9,947)   $    --      $    --      $   9,407
   Accrued expenses and other current liabilities .........      22,399       (3,917)       8,649         --         27,131
   Income taxes payable ...................................         708        1,491         --           --          2,199
                                                              ---------    ---------    ---------    ---------    ---------
           Total Current Liabilities ......................      42,461      (12,373)       8,649         --         38,737

Excess of Revalued Net Assets Acquired over
   Equity under Fresh-Start Reporting .....................        --           --           --         13,708       13,708

Long Term Debt - Capitalized Lease ........................         344         --           --           --            344
Liabilities Subject to Compromise .........................     337,433     (240,000)     (97,433)        --           --
                                                              ---------    ---------    ---------    ---------    ---------
           Total Liabilities ..............................     380,238     (252,373)     (88,784)      13,708       52,789
                                                              ---------    ---------    ---------    ---------    ---------
Commitments and Contingencies

Stockholders' Equity
   Common Stock ...........................................      20,000         --             34      (20,000)          34
   Preferred Stock ........................................        --           --           --           --           --
   Capital in excess of par value .........................      49,012         --         24,966      (49,012)      24,966
   Accumulated retained earnings (deficit) ................    (192,952)      99,810       63,541       29,601         --
   Foreign currency translation adjustment ................         565         --           --           (565)        --
                                                              ---------    ---------    ---------    ---------    ---------
           Subtotal .......................................    (123,375)      99,810       88,541      (39,976)      25,000

   Treasury stock .........................................     (12,966)        --           --         12,966         --
                                                              ---------    ---------    ---------    ---------    ---------
           Total Stockholders' Equity .....................    (136,341)      99,810       88,541      (27,010)      25,000
                                                              ---------    ---------    ---------    ---------    ---------

Total liabilities and Stockholders' Equity ................   $ 243,897    $(152,563)   $    (243)   $ (13,302)   $  77,789
                                                              =========    =========    =========    =========    =========

           The accompanying information in item 5. Other Events is an integral part of this balance sheet

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (In thousands)

                                   (UNAUDITED)

           The effect of the disposition of Sassco Fashions and Castleberry divisions and the consummation of the Plan on the Company's consolidated statements of operations were as follows:

                                                                           TWENTY-TWO WEEKS ENDED JUNE 4, 1997
                                                                             PRO FORMA ADJUSTMENTS PRO FORMA
                                                          HISTORICAL     DISPOSITION      SALE OF      FRESH-START      ADJUSTED
                                                          OPERATIONS      OF SASSCO     CASTLEBERRY     REPORTING       BALANCE
                                                          -----------    -----------    -----------    -----------    -----------
Net Sales .............................................   $   197,984    $  (136,107)   $    (2,808)   $      --      $    59,069
Cost of Sales .........................................       147,276       (101,573)        (2,262)           (32)        43,409
                                                          -----------    -----------    -----------    -----------    -----------

   Gross profit .......................................        50,708        (34,534)          (546)            32         15,660
                                                          -----------    -----------    -----------    -----------    -----------

Operating Expenses:
   Selling, warehouse, general and
     administrative expenses ..........................        35,880        (24,228)        (1,043)          (756)         9,853
   Amortization of intangibles ........................           473           (256)          --           (2,122)        (1,905)
                                                          -----------    -----------    -----------    -----------    -----------

Total operating expenses ..............................        36,353        (24,484)        (1,043)        (2,878)         7,948
                                                          -----------    -----------    -----------    -----------    -----------

Operating income ......................................        14,355        (10,050)           497          2,910          7,712

Interesting and Financing Costs
    (excludes contractual interest) ...................         1,372           (595)          --             --              777
                                                          -----------    -----------    -----------    -----------    -----------

  Income (Loss) before fresh-start revaluation,
    reorganization costs, taxes and extraordinary items        12,983         (9,455)           497          2,910          6,935

Reorganization Costs ..................................         3,379           --               14         (3,393)          --
                                                          -----------    -----------    -----------    -----------    -----------

   Income (Loss) before taxes and extraordinary items .         9,604         (9,455)           483          6,303          6,935

Taxes .................................................           451           (343)          --             --              108
                                                          -----------    -----------    -----------    -----------    -----------

   Net Income (Loss) before extraordinary items .......         9,153         (9,112)           483          6,303          6,827

Extraordinary Item - Gain on Sale/Transfer of Sassco
   Fashions Division ..................................        99,810        (99,810)          --             --             --
Revaluation of Assets and Liabilities Pursuant to the
   Adoption of Fresh-Start Reporting ..................       (27,010)          --             --           27,010           --
Extraordinary Item - Gain on Debt Discharge ...........        63,541           --             --          (63,541)          --
                                                          -----------    -----------    -----------    -----------    -----------

   Net Income (Loss) ..................................   $   145,494    $  (108,922)   $       483    $   (30,228)   $     6,827
                                                          ===========    ===========    ===========    ===========    ===========

   Net Income (Loss) per Share of Common Stock* .......         *                                                     $      2.01
                                                                                                                      ===========

   Weighted Average Common Shares Outstanding* ........         *                                                       3,400,000
                                                                                                                      ===========

          *Earnings per share is not presented for the twenty-two weeks ended June 4, 1997 on a historical basis because such presentation would not be meaningful. The old stock was cancelled under the plan of reorganization and new stock was issued. Earnings per share on a pro forma basis is calculated on the new stock outstanding.

              The accompanying information in Item 5. Other Events
                is an integral part of this financial statement.

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)

                                   (UNAUDITED)

                                                                         FIFTY-TWO WEEKS ENDED DECEMBER 28, 1996
                                                                             PRO FORMA ADJUSTMENTS PRO FORMA
                                                          HISTORICAL     DISPOSITION      SALE OF      FRESH-START      ADJUSTED
                                                          OPERATIONS      OF SASSCO     CASTLEBERRY     REPORTING       BALANCE
                                                          -----------    -----------    -----------    -----------    -----------
Net Sales ............................................... $   429,676    $  (311,550)   $    (8,073)   $      --      $   110,053
Cost of Sales ...........................................     331,372       (238,268)        (6,066)           (86)        86,952
                                                          -----------    -----------    -----------    -----------    -----------

   Gross profit .........................................      98,304        (73,282)        (2,007)            86         23,101
                                                          -----------    -----------    -----------    -----------    -----------

Operating Expenses:
   Selling, warehouse, general and
     administrative expenses ............................      79,183        (51,891)        (2,592)        (2,122)        22,578
   Amortization of intangibles ..........................       1,156           (610)           (24)        (5,094)        (4,572)
                                                          -----------    -----------    -----------    -----------    -----------

Total operating expenses ................................      80,339        (52,501)        (2,616)        (7,216)        18,006

Operating income ........................................      17,965        (20,781)           609          7,302          5,095

Interesting and Financing Costs
    (excludes contractual interest) .....................       3,932         (1,634)          --             --            2,298
                                                          -----------    -----------    -----------    -----------    -----------

  Income (Loss) before fresh-start revaluation,
    reorganization costs, taxes and extraordinary items .      14,033         (19,14            609          7,302          2,797

Reorganization Costs ....................................       5,144           --           (2,004)        (3,140)          --

   Income (Loss) before taxes and extraordinary items ...       8,889        (19,147)         2,613         10,442          2,797

Taxes ...................................................        (839)           969           --             --              130
                                                          -----------    -----------    -----------    -----------    -----------

   Net Income (Loss) before extraordinary items .........       9,728        (20,116)         2,613         10,442          2,667

Extraordinary Item - Gain on Sale/Transfer of Sassco
   Fashions Division ....................................        --             --             --             --             --
Revaluation of Assets and Liabilities Pursuant to the
   Adoption of Fresh-Start Reporting ....................        --             --             --             --             --
Extraordinary Item - Gain on Debt Discharge .............        --             --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------

   Net Income (Loss) .................................... $     9,728    $   (20,116)   $     2,613    $    10,442    $     2,667
                                                          ===========    ===========    ===========    ===========    ===========

   Net Income (Loss) per Share of Common Stock* ......... $      0.52                                                 $      0.78
                                                          ===========                                                 ===========

   Weighted Average Common Shares Outstanding* ..........  18,771,836                                                   3,400,000
                                                          ===========                                                 ===========

                   *Earnings per share for the fifty-two weeks
                    ended December 28, 1996 on a historical basis
                     is based on the old stock outstanding.
                      The old stock was canceled under the
                plan of reorganization and new stock was issued.
              Earnings per share on a pro forma basis is calculated
                         on the new stock outstanding.

              The accompanying information in Item 5. Other Events
                is an integral part of this financial statement.

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)

                                   (UNAUDITED)

                                                                         FIFTY-TWO WEEKS ENDED DECEMBER 30, 1995
                                                                             PRO FORMA ADJUSTMENTS PRO FORMA
                                                          HISTORICAL     DISPOSITION      SALE OF      FRESH-START      ADJUSTED
                                                          OPERATIONS      OF SASSCO     CASTLEBERRY     REPORTING       BALANCE
                                                          -----------    -----------    -----------    -----------    -----------

Net Sales................................................ $   442,084    $  (279,974)   $   (10,649)   $      --      $   151,461
Cost of Sales ...........................................     345,891       (207,161)        (7,173)          (736)       130,821
                                                          -----------    -----------    -----------    -----------    -----------

   Gross profit .........................................      96,193        (72,813)        (3,476)           736         20,640
                                                          -----------    -----------    -----------    -----------    -----------
Operating Expenses:
   Selling, warehouse, general and
     administrative expenses ............................      93,811        (51,090)        (2,957)        (3,706)        36,058
   Amortization of intangibles ..........................       1,147           (547)           (24)        (5,148)        (4,572)
                                                          -----------    -----------    -----------    -----------    -----------

Total operating expenses ................................      94,958        (51,637)        (2,981)        (8,854)        31,486

Operating income ........................................       1,235        (21,176)          (495)         9,590        (10,846)

Interesting and Financing Costs
    (excludes contractual interest) .....................       3,262           (525)          --             --            2,737
                                                          -----------    -----------    -----------    -----------    -----------

  Income (Loss) before fresh-start revaluation,
    reorganization costs, taxes and extraordinary items .      (2,027)       (20,651)          (495)         9,590        (13,583)

Reorganization Costs ....................................      16,575           --             --          (16,575)          --
                                                          -----------    -----------    -----------    -----------    -----------

   Income (Loss) before taxes and extraordinary items ...     (18,602)       (20,651)          (495)        26,165        (13,583)

Taxes ...................................................        (761)           835           --             --               74
                                                          -----------    -----------    -----------    -----------    -----------

   Net Income (Loss) before extraordinary items .........     (17,841)       (21,486)          (495)        26,165        (13,657)

Extraordinary Item - Gain on Sale/Transfer of Sassco
   Fashions Division ....................................        --             --             --             --             --
Revaluation of Assets and Liabilities Pursuant to the
   Adoption of Fresh-Start Reporting ....................        --             --             --             --             --
Extraordinary Item - Gain on Debt Discharge .............        --             --             --             --             --
                                                          -----------    -----------    -----------    -----------    -----------

   Net Income (Loss) .................................... $   (17,841)   $   (21,486)   $      (495)   $    26,165    $   (13,657)
                                                          ===========    ===========    ===========    ===========    ===========

   Net Income (Loss) per Share of Common Stock* ......... $     (0.95)                                                $     (4.02)
                                                          ===========                                                 ===========

   Weighted Average Common Shares Outstanding* ..........  18,771,836                                                   3,400,000
                                                          ===========                                                 ===========

                   *Earnings per share for the fifty-two weeks
                    ended December 30, 1995 on a historical basis
                     is based on the old stock outstanding.
                      The old stock was canceled under the
                plan of reorganization and new stock was issued.
              Earnings per share on a pro forma basis is calculated
                         on the new stock outstanding.

              The accompanying information in Item 5. Other Events
                is an integral part of this financial statement.

                  THE LESLIE FAY COMPANY, INC. AND SUBSIDIARIES



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, The Leslie Fay Company, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 2, 1997                           The Leslie Fay Company, Inc.
                                                   ----------------------------
                                                           (Company)



                                                   By: /s/ Warren T. Wishart
                                                      --------------------------
                                                      Warren T. Wishart
                                                      Secretary and Chief
                                                      Financial Officer
                                       9